EXHIBIT 10.18

      AMENDMENT NO. 2

                                       TO

                                 LOAN AGREEMENT

      AMENDMENT NO. 2 dated as of May __, 1999 ("Amendment No. 2") to the Loan Agreement dated as of December 30, 1998 as amended by Amendment No. 1 dated as of January 30, 1999 (as so amended) (the "Loan Agreement"), among HORIZON VESSELS, INC., a Delaware corporation, HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation (together, the "Borrowers"), HORIZON OFFSHORE, INC., a Delaware corporation (the "Guarantor"), THE CIT GROUP/EQUIPMENT FINANCING, INC., a New York corporation ("CIT"), HELLER FINANCIAL LEASING, INC., a Delaware corporation, U.S. BANCORP LEASING & FINANCIAL, an Oregon corporation, SAFECO CREDIT COMPANY, INC., a Washington corporation and TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION (collectively, the "Original Lenders") and CIT as Agent for the Lenders (the "Agent").

      W I T N E S S E T H:
      - - - - - - - - - -

      WHEREAS, pursuant to the Loan Agreement, the Lenders made available to the Borrowers a loan facility of up to USD 60,000,000 (the "Loan"), as evidenced by the secured promissory note of the Borrowers dated December 30, 1998 (the "Note"); and

      WHEREAS, Phoenixcor, Inc., a Delaware corporation (the "New Lender," and together with the Original Lenders, the "Lenders") wishes to become a Lender; and

      WHEREAS, the Borrowers, the Guarantor and the Lenders wish to increase the Commitment and to amend certain other provisions of the Loan Agreement.

      NOW THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.    The Definitions of the Loan Agreement are hereby amended as follows:

      (a) Each reference in the Loan Agreement to "Lenders" is hereby amended to include the New Lender.

      (b) The definition of "Commitment" is hereby amended to read as follows: "Commitment means USD 73,800,000.00."

      (c) The definition of "Loan Documents" is hereby amended to read as follows:

            "Loan Documents" means this Agreement, the Mortgages, the Security Agreement, the Guaranty, the Note, the Amendment Documents and the Second Amendment Documents, as each may be amended, supplemented, restated or endorsed from time to time.

      (d)   The definition of "Note" is hereby amended to read as follows:

            "Note" means the Amended and Restated Secured Promissory Note of the Borrowers in favor of the Agent, substantially in the form of Exhibit A attached to Amendment No. 2 and made a part thereof.

2. Sections 1.1(c)(d) and (e) of the Loan Agreement are hereby amended to read as follows:

      "(c) The Loan shall be made in four (4) Advances. Subject to the limitation contained in Section 1.1(a) above, the Advances shall be in the following amounts:

             (i) First Advance -  USD 50,000,000
            (ii) Second Advance - USD  5,000,000
           (iii) Third Advance -  USD 13,800,000
            (iv) Fourth Advance - USD  5,000,000

      (d)   Intentionally omitted.

      (e) If the Fourth Advance is not made by June 30, 1999, the obligations of the Lenders to make such amount available to the Borrowers shall terminate."

3. Section 1.3(a) of the Loan Agreement is hereby amended to read as follows:

      "(a) The Borrowers shall jointly and severally repay the principal amount of the first Advance in eighty-four (84) consecutive monthly installments of USD 462,963.00, the amount of the second Advance in eighty-four (84) consecutive monthly installments of USD 46,296.00, the amount of the third Advance in eighty-four (84) consecutive monthly installments of USD 127,778.00, and the amount of the fourth Advance in eighty-four (84) consecutive monthly installments of USD 46,296.00, with each such installment to be paid by the Borrowers to the Agent on a date commencing on the


EXHIBIT 10.18

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
            day which is thirty (30) days after the date of such Advance, and on the same day of each month thereafter and ending on the Maturity Date (each such date a "Payment Date"); provided, however, that the eighty-fourth (84th) installment for each Advance shall be in an amount sufficient to repay all amounts of principal for such Advance and, provided further, that the final payment on the Maturity Date shall be in an amount sufficient to discharge the accrued and unpaid interest and principal in respect of the Note."

4. The reference in the first line of Section 2.2(c) of the Loan Agreement to "third Advance" is hereby changed to "fourth Advance."

5. Schedule 1 to the Loan Agreement is hereby replaced with Schedule 1 attached to this Amendment No. 2.

6. Schedule 2 to the Loan Agreement is hereby replaced with Schedule 2 to this Amendment No. 2.

7.    CONDITIONS PRECEDENT.

      7.1 DOCUMENTS REQUIRED AS CONDITIONS PRECEDENT TO AMENDMENT NO. 2. The effectiveness of the modifications to the Loan Agreement contemplated by this Amendment No. 2 is subject to the condition precedent that the Agent shall have received at or prior to the date of such effectiveness (the "Amendment Date") all of the following, each dated on or before the Amendment Date and each in form and substance satisfactory to the Agent and its counsel:

      (a) Each of the following documents (the "Second Amendment Documents") shall have been duly authorized and executed with original counterparts thereof delivered to the Agent:

            (i)   This Amendment No. 2;

            (ii) Amendment No. 2 to the United States First Preferred Fleet Mortgage;

           (iii)  Amendment No. 2 to Vanuatu First Preferred Fleet Mortgage;

            (iv)  the Amended and Restated Note;

            (v)   Ratification of Guaranty executed by the Guarantor; and

EXHIBIT 10.18

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
            (vi)  Amendment No. 1 to Deed of Covenants.


      (b) The representations and warranties contained in Section 3.1 of the Loan Agreement shall be true on the Amendment Date with the same effect as though such representations and warranties had been made on and as of such date, and no Event of Default specified in Article IV of the Loan Agreement and no event which, with the lapse of time or the giving of notice and the lapse of time specified in Article IV of the Loan Agreement, would become such an Event of Default, shall have occurred and be continuing.

      7.2 WAIVER OF CONDITIONS PRECEDENT. All of the conditions precedent contained in this Section 7 are for the sole benefit of the Agent and the Lenders and the Agent may waive any of them in its absolute discretion, and on such conditions as it deems proper.

8. REPRESENTATIONS OF THE BORROWERS AND GUARANTOR. The Borrowers and the Guarantor represent and warrant that:

      (a) Each of the Borrowers and the Guarantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite power and authority (i) to carry on its business as presently conducted; and (ii) to enter into and perform its obligations under the Second Amendment Documents.

      (b) The execution, delivery and performance by each of the Borrowers and the Guarantor of the Second Amendment Documents and any other instrument or agreement provided for by this Amendment No. 2 to which it is a party, have been duly authorized by all necessary corporate action, do not require stockholder approval other than such as has been duly obtained or given, do not or will not contravene any of the terms of its Certificate of Incorporation or Bylaws, and will not violate any provision of law or of any order of any court or governmental agency or constitute (with or without notice or lapse of time or both) a default under, or result (except as contemplated by this Amendment No. 2) in the creation of any security interests, lien, charge or encumbrance upon any of its properties or assets pursuant to, any agreement, indenture or other instrument to which it is a party or by which it may be bound other than is in favor of the Agent; the Second Amendment Documents have been duly

EXHIBIT 10.18

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
            executed and delivered by the Borrowers and the Guarantor and constitute the respective legal, valid and binding agreements, enforceable in accordance with the respective terms thereof as to which each of the Borrowers and the Guarantor is a party. The enforceability of this Amendment No. 2 or any other Second Amendment Document, however, is subject to all applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the rights or creditors and to general equity principles.

      (c) Except as set forth in the Loan Agreement, there are no suits or proceedings pending or to its knowledge threatened against or affecting any Borrower or Guarantor which if adversely determined would have a material adverse effect upon its business, financial condition or operations.

      (d) Other than such as have been obtained, no license, consent or approval of any Governmental Agency or other regulatory authority is required for the execution, delivery or performance of this Amendment No. 2 or any other Second Amendment Document or any instrument contemplated herein or therein. The Borrowers are the holder of all certificates and authorizations of governmental authorities required by law to enable it to engage in the business transacted by them.

9. EXPENSES. The Borrowers and the Guarantor agree to promptly, whether or not the modifications to the Loan Agreement contemplated by this Amendment No. 2 become effective, (x) reimburse the Agent for all fees and disbursements of external counsel to the Agent and all reasonable out of pocket fees and disbursements of the Agent incurred in connection with the preparation, execution and delivery of this Amendment No. 2 and all other documents referred to herein, and all amendments or waivers to or termination of this Amendment No. 2 or any agreement referred to herein; and (y) reimburse the Agent for all fees and disbursements of internal and external counsel to the Agent and all reasonable out of pocket fees, disbursements and travel-related expenses of the Agent incurred in connection with the protection of the rights of the Agent under this Amendment No. 2 and all other documents referred to herein, whether by judicial proceedings or otherwise. The obligations of the Borrowers and the Guarantor under this Section 9 shall survive payment of the Loan.

10. Wherever and in each such place the term "Loan Agreement" is used throughout the Loan Agreement, such term shall be read

EXHIBIT 10.18

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
      to mean the Loan Agreement as amended by this Amendment No. 2.

11. Except as specifically amended by this Amendment No. 2, all of the terms and provisions of the Loan Agreement shall remain in full force and effect.

12. All capitalized terms used herein but not defined herein shall have the meanings given to them in the Loan Agreement.

13. THIS AMENDMENT NO. 2 TO LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to Loan Agreement on the date first written above.

                                    BORROWERS:

                                    HORIZON OFFSHORE CONTRACTORS, INC.



                                    By:___
                                          Name:____
                                          Title:___


                                    HORIZON VESSELS, INC.



                                    By:___
                                          Name:____
                                          Title:___


                                    GUARANTOR:

                                    HORIZON OFFSHORE, INC.


                                    By:___
                                          Name:____
                                          Title:___

EXHIBIT 10.18

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
                                    LENDERS:

                                    THE CIT GROUP/EQUIPMENT FINANCING,
                                        INC.

                                    By:___
                                          Name:____
                                          Title:___

                                    SAFECO CREDIT COMPANY, INC.



                                    By:___
                                          Name:____
                                          Title:___

                                    U.S. BANCORP LEASING & FINANCIAL


                                    By:___
                                          Name:____
                                          Title:___


                                    HELLER FINANCIAL LEASING, INC.


                                    By:___
                                          Name:____
                                          Title:___


                                    TRANSAMERICA EQUIPMENT FINANCIAL
                                      SERVICES CORPORATION


                                    By:___
                                          Name:____
                                          Title:___


                                    PHOENIXCOR, INC.

EXHIBIT 10.18

                                    By:________________________________
                                          Name:_________________________
                                          Title:________________________

                                     AGENT:

                                    THE CIT GROUP/EQUIPMENT FINANCING,
                                        INC.

                                    By:___
                                          Name:____
                                          Title:___

EXHIBIT 10.18

                                  SCHEDULE 1 TO
                                 LOAN AGREEMENT

      LENDER                        PORTION OF COMMITMENT

1.    The CIT Group/Equipment
      Financing, Inc.               USD 20,000,000

2.    Heller Financial
      Leasing, Inc.                 USD 15,000,000

3.    TransAmerica Equipment
      Financial Service Corp.       USD 18,800,000

4.    U. S. Bancorp Leasing
      & Financial                   USD 10,000,000

5.    Safeco Credit Company,
      Inc.                          USD 5,000,000

6.    Phoenixcor, Inc.              USD 5,000,000


EXHIBIT 10.18

      SCHEDULE 2 TO

                                                                 LOAN AGREEMENT

                                     VESSELS

      NAME                          FLAG              OFFICIAL NO.
      ----                          ----              ------------

1.    AMERICAN HORIZON              U.S.              294383
2.    CAJUN HORIZON                 U.S.              620491
3.    GULF HORIZON                  U.S.              514595
4.    PACIFIC HORIZON (Derrick)     U.S.              537871
5.    LONE STAR HORIZON             Vanuatu           1157
6.    CANYON HORIZON                Vanuatu           1093
7.    PHOENIX HORIZON               Vanuatu           1037
8.    PEARL HORIZON                 Vanuatu           1156
9.    PACIFIC HORIZON (Barge)       Vanuatu           1100
10.   BRAZOS HORIZON                Vanuatu           1194
11.   DSND STEPHANITURM             Bahamas           725330


EXHIBIT 10.18